AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
PLATINUM INVESTORSM VARIABLE ANNUITY
FLEXIBLE PAYMENT VARIABLE AND FIXED
INDIVIDUAL DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED FEBRUARY 28, 2003
TO
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2001
AS SUPPLEMENTED

          Effective February 28, 2003, American General Life Insurance Company is amending its Platinum InvestorSM variable annuity Contract Prospectus and its related Statement of Additional Information for the purpose of describing a change in the Ayco Growth Fund (the "Fund") as an available Series under the Contracts.

          Beginning May 1, 2003, the Fund will no longer be offered as a Series available under the Contracts for any transfers into the Fund, automatic rebalancing, automatic transfer plan (also referred to as dollar cost averaging plan), or new Purchase Payment allocations by any Contract Owner. If any of your Account Value is currently invested in the Fund, you may wish to transfer your Account Value to any other available Series in your Contract. There will be no charge for a transfer, nor will a transfer count against the free transfers which you are allowed each Contract Year. We ceased offering Platinum InvestorSM variable annuity Contracts on May 1, 2002. Your right to transfer from the Fund will remain unaffected.

          For a period of time after May 1, 2003, we may provide you with confirmations, statements and other reports which contain the name of this formerly available Series.